UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 through December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

December 31, 2012

Security Capital U.S. Core Real Estate Securities Fund

JPMorgan U.S. Real Estate Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the twelve months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout 2012. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the twelve months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED DECEMBER 31, 2012

Along with broader U.S. equity markets, real estate investment trust (“REIT”) stocks endured a choppy end-of-year, but generated highly attractive returns for 2012 as a whole amidst emerging signs for a U.S. housing recovery, easing concerns regarding European financial markets and enthusiasm for continuing stimulus by the U.S. Federal Reserve. Returns for REIT senior securities were highly attractive in 2012 as well, aided among other things, by a continued narrowing of spreads as investors sought yield amidst historically low long-term interest rates.

There were distinctive performance differences by property type for common equity investors during 2012, with the underlying themes and influences reflecting company-specific factors, earlier performance differentials as well as shifting investor expectations colored by macro-economic trends. Almost irrespective of property type, among the year’s top performers for 2012 were companies with rehabilitating balance sheets and more fungible asset portfolios. On the margin, these companies were aided significantly during the year by the continued saturation of capital markets with easy money working to narrow credit spreads, easing access to attractively priced debt and equity capital. This was in stark contrast with 2011, which saw outperformance by companies with the highest quality real estate portfolios often matched with the best balance sheets — the so-called “Treasury trade” in real estate. Also seemingly evident in the relative performance of property types in 2012 was investors’ embrace of the nascent housing recovery, which could explain the strong outperformance of consumer driven retail and timber REIT stocks, and the relative underperformance of multifamily stocks.

By major property type, mall, shopping center and industrial companies were the relative outperformers during the reporting period, while multifamily, lodging and office companies lagged.

2	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

Security Capital U.S. Core Real Estate Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012

REPORTING PERIOD RETURN:
Fund (Select Class Shares). . . . . . . . . . . . . . . . . . . . . . . .	13.42%
Wilshire US Real Estate Securities Index. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17.57%
Barclays Investment Grade REIT Index	11.20%
U.S. Core Real Estate Securities Composite Benchmark	15.19%

Net Assets as of 12/31/2012 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$45,408

INVESTMENT OBJECTIVE

The Security Capital U.S. Core Real Estate Securities Fund (the “Fund”) seeks a risk-adjusted total return over the long term by investing primarily in real estate securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) posted an attractive absolute return, outperforming the Barclays Capital Investment Grade REIT Index, yet underperforming the Wilshire U.S. Real Estate Securities Index and the U.S. Core Real Estate Securities Composite Benchmark during the reporting period. The Fund invests in equity and fixed income securities, and therefore its performance is compared to multiple benchmarks, including broad-based equity and fixed income benchmarks as well as a blended composite benchmark.

The majority of the return for the Fund in 2012 was sourced from its common equity holdings, which averaged 57.5% weighting for the year. Within common equity, strong stock selection and weightings among industrial companies was a key positive performance factor relative to the benchmark in 2012. The Fund had a notable investment in global large-cap, Prologis (PLD), where the combination of easing Euro-financial concerns and strong progress by Prologis on deleveraging initiatives were key drivers of the stock’s performance. Self-storage and lodging companies were also key positive performance factors relative to benchmark in 2012 with notable investments in Extra Space Storage (EXR) and Hyatt Hotels (H).

These contributions were fully eclipsed by weaker relative performance during the year from the Fund’s multifamily, diversified and office common equity investments with notable holdings in Equity Residential (EQR), Vornado Realty (VNO) and Mack-Cali Realty (CLI). Multifamily companies drove impressive revenue growth with a confluence of factors, including a rebounding propensity to rent versus own, low levels of new housing construction and an emerging rich vein of prime renters among 20-30 year olds. However, investors were wary of asset and company valuations in the context of several factors, including rebounding levels of new multifamily construction and perceived headwinds from a recovering single family housing market with, in many cases, attractive affordability. In office, leasing markets were challenged by weak user demand associated with a less certain business outlook, cost sensitivities and efficiency gains in space use, particularly in the suburban office markets.

Among the fixed income investments, the Fund achieved attractive absolute returns from its preferred equity investments and maintained a nearly double weighting relative to the composite blended benchmark during the year. The Fund also garnered attractive absolute return from its bond investments, despite a defensive shorter maturity stance among bonds relative to the benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilize a bottom-up process to inform both security selection and security type (common equity, preferred equity or debt). They rely on proprietary cash flow models, extensive field work and internal real estate market research to target what they believed to be attractive long-term investment opportunities, emphasizing quality real estate portfolios, flexible balance sheets and transparent business models.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	3

Security Capital U.S. Core Real Estate Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Simon Property Group, Inc.	7.6%
2.	Corporate Office Properties LP, 4.250%, 04/15/30	6.2
3.	Equity Residential	5.0
4.	Public Storage	4.3
5.	Prologis, Inc.	3.9
6.	HCP, Inc.	3.6
7.	Parkway Properties, Inc., Series D, 8.000%, 02/01/13	3.5
8.	CommonWealth REIT, 6.400%, 02/15/15	3.1
9.	Host Hotels & Resorts, Inc.	2.8
10.	Health Care REIT, Inc.	2.8

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Common Stocks	62.0%
Preferred Stocks	16.2
Corporate Bonds	10.8
Convertible Bond	6.2
Short-Term Investment	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

GEOGRAPHIC DIVERSIFICATION
	Security Capital U.S. Core Real Estate Securities Fund (a)	NCREIF (b)
East	38.6%	33.5%
Northeast	23.2%	19.2%
Mideast	15.4%	14.3%
West	26.8%	34.5%
Pacific	19.4%	28.7%
Mountain	7.4%	5.8%
South	21.1%	22.0%
Southeast	13.5%	11.1%
Southwest	7.6%	10.9%
Midwest	10.3%	10.0%
East North Central	7.3%	8.2%
West North Central	3.0%	1.8%
Non-U.S.	3.2%	0.0%

(a)	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s composition is subject to change.
(b)	Reflects the industry average of institutions belonging to the National Council of Real Estate Investment Fiduciaries.

4	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	8/31/11
Without Sales Charge		13.14%	10.38%
With Sales Charge*		7.20	6.01
CLASS C SHARES	8/31/11
Without CDSC		12.53	9.82
With CDSC**		11.53	9.82
CLASS R5 SHARES	8/31/11	13.65	10.89
CLASS R6 SHARES	8/31/11	13.70	10.94
SELECT CLASS SHARES	8/31/11	13.42	10.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/11 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Security Capital U.S. Core Real Estate Securities Fund, the Wilshire US Real Estate Securities Index, Barclays Investment Grade REIT Index, U.S. Core Real Estate Securities Composite Benchmark and the Lipper Real Estate Funds Index from August 31, 2011 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices, other than the Lipper Real Estate Funds Index, does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Wilshire US Real Estate Securities Index is an unmanaged, float-adjusted market capitalization-weighted index comprising publicly traded REITs and real estate operating companies, not including special purpose REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. The Barclays Investment Grade REIT Index includes publicly issued U.S. corporate and secured notes that meet specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered or 144A securities with registration rights. The Barclays Investment Grade REIT Index only includes the portion of the Barclays U.S. Corporate Index deemed to be a Real Estate Investment Trust. The U.S. Core Real Estate Securities Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes 60% Wilshire US Real Estate Securities Index, 10% Wells Fargo Hybrid and Preferred Securities REIT Index and 30% Barclays Investment Grade REIT Index. The Lipper Real Estate Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan U.S. Real Estate Fund

FUND COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) . . . . . . . . . . . . . . . . . . . . . . . . . .	15.05%
Wilshire US Real Estate Securities Index. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17.57%

Net Assets as of 12/31/2012 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$821,901

INVESTMENT OBJECTIVE

The JPMorgan U.S. Real Estate Fund (the “Fund”) seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) posted an attractive absolute return, yet underperformed the Wilshire US Real Estate Securities Index during the reporting period.

Strong stock selection and weightings among industrial companies was a key positive performance factor relative to the benchmark in 2012. The Fund had a notable investment in global large-cap, Prologis (PLD), where the combination of easing Euro-financial concerns and strong progress by Prologis on deleveraging initiatives were key drivers of the stock’s performance. Self-storage and lodging companies were also key positive performance factors relative to benchmark in 2012 with notable investments in Extra Space Storage (EXR) and Hyatt Hotels (H).

These contributions were fully eclipsed by weaker relative performance during the year from the Fund’s multifamily, diversified and office investments with notable holdings in

Equity Residential (EQR), Vornado Realty (VNO) and Mack-Cali Realty (CLI). Multifamily companies drove impressive revenue growth with a confluence of factors, including a rebounding propensity to rent versus own, low levels of new housing construction and an emerging rich vein of prime renters among 20-30 year olds. However, investors were wary of asset and company valuations in the context of several factors, including rebounding levels of new multifamily construction and perceived headwinds from a recovering single family housing market with, in many cases, attractive affordability. In office, leasing markets were challenged by weak user demand associated with a less certain business outlook, cost sensitivities and efficiency gains in space use, particularly in the suburban office markets.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilize a bottom-up process to inform security selection. They rely on proprietary cash flow models, extensive field work and internal real estate market research to target what they believed to be attractive long-term investment opportunities, emphasizing quality real estate portfolios, flexible balance sheets and transparent business models.

6	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Simon Property Group, Inc.	12.3%
2.	Equity Residential	8.2
3.	Public Storage	7.1
4.	Prologis, Inc.	6.4
5.	HCP, Inc.	5.9
6.	Host Hotels & Resorts, Inc.	4.7
7.	Health Care REIT, Inc.	4.6
8.	AvalonBay Communities, Inc.	4.5
9.	Apartment Investment & Management Co., Class A	4.3
10.	Macerich Co. (The)	3.9

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Common Stocks	99.0%
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

GEOGRAPHIC DIVERSIFICATION
	JPMorgan U.S. Real Estate Fund (a)	NCREIF (b)
East	33.4%	33.5%
Northeast	22.8%	19.2%
Mideast	10.6%	14.3%
West	32.5%	34.5%
Pacific	24.2%	28.7%
Mountain	8.3%	5.8%
South	21.6%	22.0%
Southeast	14.1%	11.1%
Southwest	7.5%	10.9%
Midwest	8.5%	10.0%
East North Central	6.2%	8.2%
West North Central	2.3%	1.8%
Non-U.S.	4.0%	0.0%

(a)	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s composition is subject to change.
(b)	Reflects the industry average of institutions belonging to the National Council of Real Estate Investment Fiduciaries.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan U.S. Real Estate Fund

FUND COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/97
Without Sales Charge		15.05%	3.65%	11.12%
With Sales Charge*		8.98	2.54	10.52
CLASS C SHARES	2/19/05
Without CDSC		14.44	3.13	10.68
With CDSC**		13.44	3.13	10.68
CLASS R2 SHARES	11/3/08	14.72	3.44	11.00
CLASS R5 SHARES	5/15/06	15.58	4.11	11.49
SELECT CLASS SHARES	1/19/05	15.37	3.92	11.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Select Class Shares prior to its inception are based on the performance of the Class A Shares. The actual returns of Select Class Shares would have been different than shown because Select Class Shares have different expenses than Class A Shares.

Returns for the Class C Shares prior to its inception are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for the Class R5 Shares prior to its inception are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for the Class R2 Shares prior to its inception are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Real Estate Fund, the Wilshire US Real Estate Securities Index, the FTSE NAREIT Equity REITs Index and the Lipper Real Estate Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the indices, other than the Lipper Real Estate Funds Index, does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Wilshire US Real Estate Securities Index is an unmanaged, float-adjusted market capitalization-weighted index comprising publicly traded REITs and real estate operating companies, not including special purpose REITs. It is comprised of major companies in the companies engaged in the equity ownership and operation of commercial real estate. The FTSE NAREIT Equity REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market. The Lipper Real Estate Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

Security Capital U.S. Core Real Estate Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 61.8%
	Diversified — 3.3%
20	Colonial Properties Trust	434
13	Vornado Realty Trust	1,046

		1,480

	Health Care — 9.2%
36	HCP, Inc.	1,618
21	Health Care REIT, Inc.	1,273
25	Healthcare Realty Trust, Inc.	591
11	Ventas, Inc.	716

		4,198

	Hotels — 4.1%
12	Hospitality Properties Trust	283
82	Host Hotels & Resorts, Inc.	1,286
5	Starwood Hotels & Resorts Worldwide, Inc.	293

		1,862

	Industrial — 3.9%
49	Prologis, Inc.	1,788

	Multifamily — 14.1%
45	Apartment Investment & Management Co., Class A	1,205
9	AvalonBay Communities, Inc.	1,259
40	Equity Residential	2,264
4	Essex Property Trust, Inc.	653
43	UDR, Inc.	1,033

		6,414

	Office — 7.4%
46	BioMed Realty Trust, Inc.	889
9	Boston Properties, Inc.	923
12	Douglas Emmett, Inc.	283
27	Mack-Cali Realty Corp.	704
7	SL Green Realty Corp.	542

		3,341

	Regional Malls — 10.9%
16	General Growth Properties, Inc.	326
20	Macerich Co. (The)	1,178
22	Simon Property Group, Inc.	3,428

		4,932

	Shopping Centers — 3.7%
35	Kimco Realty Corp.	669
9	Regency Centers Corp.	445
22	Weingarten Realty Investors	592

		1,706

SHARES	SECURITY DESCRIPTION	VALUE($)

	Storage — 5.2%
12	Extra Space Storage, Inc.	428
13	Public Storage	1,940

		2,368

	Total Common Stocks (Cost $26,798)	28,089

PRINCIPAL AMOUNT($)
Convertible Bond — 6.2%
	Office — 6.2%
2,713	Corporate Office Properties LP, 4.250%, 04/15/30 (e) (Cost $2,653)	2,799

Corporate Bonds — 10.7%
	Diversified — 0.8%
321	Colonial Realty LP, 6.250%, 06/15/14	342

	Health Care — 1.2%
58	Health Care REIT, Inc., 6.200%, 06/01/16	66
350	Healthcare Realty Trust, Inc., 6.500%, 01/17/17	400
80	Senior Housing Properties Trust, 4.300%, 01/15/16	83

		549

	Industrial — 0.3%
	Prologis LP,
78	4.500%, 08/15/17	85
60	6.625%, 05/15/18	72

		157

	Office — 5.0%
	CommonWealth REIT,
100	6.250%, 08/15/16	110
1,300	6.400%, 02/15/15	1,395
700	Reckson Operating Partnership LP, 6.000%, 03/31/16	768

		2,273

	Regional Malls — 2.7%
	Rouse Co. LLC (The),
179	5.375%, 11/26/13	184
1,000	6.750%, 11/09/15	1,049

		1,233

	Shopping Centers — 0.7%
200	DDR Corp., 7.500%, 04/01/17	240
70	Equity One, Inc., 6.000%, 09/15/16	79

		319

	Total Corporate Bonds (Cost $4,717)	4,873

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	9

Security Capital U.S. Core Real Estate Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks ($25 par value) — 16.2%
	Hotels — 1.1%
12	Ashford Hospitality Trust, Inc., Series D, 8.450%, 02/01/13 @	291
9	Sunstone Hotel Investors, Inc., Series D, 8.000%, 04/06/16 @	219

		510

	Industrial — 0.9%
9	STAG Industrial, Inc., Series A, 9.000%, 11/02/16 @	244
7	Terreno Realty Corp., Series A, 7.750%, 07/19/17 @	179

		423

	Multifamily — 0.1%
2	Equity Lifestyle Properties, Inc., Series C, 6.750%, 09/07/17 @	59

	Office — 9.4%
45	BioMed Realty Trust, Inc., Series A, 7.375%, 02/01/13 @	1,147
18	Hudson Pacific Properties, Inc., Series B, 8.375%, 12/10/15 @	489
64	Parkway Properties, Inc., Series D, 8.000%, 02/01/13 @	1,598
31	SL Green Realty Corp., Series C, 7.625%, 02/01/13 @	785
9	Urstadt Biddle Properties, Inc., Series F, 7.125%, 10/24/17 @	242

		4,261

SHARES	SECURITY DESCRIPTION	VALUE($)

	Regional Malls — 2.0%
28	CBL & Associates Properties, Inc., Series D, 7.375%, 02/01/13 @	701
7	Glimcher Realty Trust, Series G, 8.125%, 02/01/13 @	176

		877

	Shopping Centers — 1.8%
17	Inland Real Estate Corp., Series A, 8.125%, 10/06/16 @	445
14	Kite Realty Group Trust, Series A, 8.250%, 12/07/15 @	359

		804

	Storage — 0.9%
16	CubeSmart, Series A, 7.750%, 11/02/16 @	409

	Total Preferred Stocks (Cost $7,059)	7,343

Short-Term Investment — 4.8%
	Investment Company — 4.8%
2,167	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $2,167)	2,167

	Total Investments — 99.7% (Cost $43,394)	45,271
	Other Assets in Excess of Liabilities — 0.3%	137

	NET ASSETS — 100.0%	$45,408

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

JPMorgan U.S. Real Estate Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.2%
	Diversified — 5.3%
601	Colonial Properties Trust	12,849
383	Vornado Realty Trust	30,646

		43,495

	Health Care — 15.1%
1,067	HCP, Inc.	48,189
613	Health Care REIT, Inc.	37,549
727	Healthcare Realty Trust, Inc.	17,447
319	Ventas, Inc.	20,662

		123,847

	Hotels — 6.7%
355	Hospitality Properties Trust	8,315
2,452	Host Hotels & Resorts, Inc.	38,421
145	Starwood Hotels & Resorts Worldwide, Inc.	8,343

		55,079

	Industrial — 6.4%
1,452	Prologis, Inc.	52,983

	Multifamily — 23.1%
1,293	Apartment Investment & Management Co., Class A	34,992
274	AvalonBay Communities, Inc.	37,171
1,184	Equity Residential	67,109
132	Essex Property Trust, Inc.	19,380
1,295	UDR, Inc.	30,802

		189,454

	Office — 11.4%
1,368	BioMed Realty Trust, Inc.	26,435
255	Boston Properties, Inc.	27,024
357	Douglas Emmett, Inc.	8,323
599	Mack-Cali Realty Corp.	15,628
209	SL Green Realty Corp.	16,031

		93,441

	Regional Malls — 17.4%
478	General Growth Properties, Inc.	9,482
551	Macerich Co. (The)	32,106
643	Simon Property Group, Inc.	101,648

		143,236

	Shopping Centers — 5.1%
845	Kimco Realty Corp.	16,334
201	Regency Centers Corp.	9,469
603	Weingarten Realty Investors	16,152

		41,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Storage — 8.7%
364	Extra Space Storage, Inc.	13,261
403	Public Storage	58,483

		71,744

	Total Common Stocks (Cost $475,368)	815,234

Short-Term Investment — 1.0%
	Investment Company — 1.0%
7,985	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $7,985)	7,985

	Total Investments — 100.2% (Cost $483,353)	823,219
	Liabilities in Excess of Other Assets — (0.2)%	(1,318)

	NET ASSETS — 100.0%	$821,901

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	11

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

AS OF DECEMBER 31, 2012

REIT	— Real Estate Investment Trust

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l)	— The rate shown is the current yield as of December 31, 2012.
@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012

(Amounts in thousands, except per share amounts)

	U.S. Core Real Estate Securities Fund		U.S. Real Estate Fund
ASSETS:
Investments in non-affiliates, at value	$43,104		$815,234
Investments in affiliates, at value	2,167		7,985

Total investment securities, at value	45,271		823,219
Receivables:
Fund shares sold	—		1,273
Interest and dividends from non-affiliates	270		2,463
Dividends from affiliates	—	(a)	1
Due from Advisor	1		—

Total Assets	45,542		826,956

LIABILITIES:
Payables:
Due to custodian	—		1,054
Fund shares redeemed	61		2,887
Accrued liabilities:
Investment advisory fees	—		207
Shareholder servicing fees	9		139
Distribution fees	1		52
Custodian and accounting fees	6		11
Trustees’ and Chief Compliance Officer’s fees	—		1
Transfer agent fees	3		581
Registration fee	13		17
Audit fees	39		36
Other	2		70

Total Liabilities	134		5,055

Net Assets	$45,408		$821,901

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (continued)

(Amounts in thousands, except per share amounts)

	U.S. Core Real Estate Securities Fund	U.S. Real Estate Fund
NET ASSETS:
Paid-in-Capital	$43,630	$457,783
Accumulated undistributed (distributions in excess of) net investment income	48	513
Accumulated net realized gains (losses)	(147)	23,739
Net unrealized appreciation (depreciation)	1,877	339,866

Total Net Assets	$45,408	$821,901

Net Assets:
Class A	$3,867	$180,485
Class C	57	14,541
Class R2	—	11,089
Class R5	57	24,137
Class R6	57	—
Select Class	41,370	591,649

Total	$45,408	$821,901

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	236	11,373
Class C	3	928
Class R2	—	703
Class R5	3	1,513
Class R6	3	—
Select Class	2,526	37,171

Net Asset Value (a):
Class A —Redemption price per share	$16.36	$15.87
Class C — Offering price per share (b)	16.37	15.67
Class R2 — Offering and redemption price per share	—	15.78
Class R5 — Offering and redemption price per share	16.39	15.95
Class R6 — Offering and redemption price per share	16.39	—
Select Class — Offering and redemption price per share	16.38	15.92
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.27	$16.75

Cost of investments in non-affiliates	$41,227	$475,368
Cost of investments in affiliates	2,167	7,985

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(Amounts in thousands)

	U.S. Core Real Estate Securities Fund		U.S. Real Estate Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$236		$—
Dividend income from non-affiliates	822		29,897
Dividend income from affiliates	3		19

Total investment income	1,061		29,916

EXPENSES:
Investment advisory fees	186		7,733
Administration fees	27		1,118
Distribution fees:
Class A	8		482
Class C	1		112
Class R2	—		47
Shareholder servicing fees:
Class A	8		482
Class C	—	(a)	38
Class R2	—		23
Class R5	—	(a)	12
Select Class	69		2,620
Custodian and accounting fees	29		56
Interest expense to affiliates	—		10
Professional fees	68		71
Trustees’ and Chief Compliance Officer’s fees	—	(a)	14
Printing and mailing costs	12		169
Registration and filing fees	76		98
Transfer agent fees	11		1,518
Offering costs	102		—
Other	9		19

Total expenses	606		14,622

Less amounts waived	(27)		(1,679)
Less expense reimbursements	(287)		(379)

Net expenses	292		12,564

Net investment income (loss)	769		17,352

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	639		244,075
Change in net unrealized appreciation/depreciation of investments in non-affiliates	1,635		(59,816)

Net realized/unrealized gains (losses)	2,274		184,259

Change in net assets resulting from operations	$3,043		$201,611

(a)	Amounts rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Core Real Estate Securities Fund		U.S. Real Estate Fund
	Year Ended 12/31/2012	Period Ended 12/31/2011(a)	Year Ended 12/31/2012	Year Ended 12/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$769	$57	$17,352	$14,353
Net realized gain (loss)	639	1	244,075	123,924
Change in net unrealized appreciation/depreciation	1,635	242	(59,816)	(36,766)

Change in net assets resulting from operations	3,043	300	201,611	101,511

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(60)	(16)	(2,493)	(3,957)
Return of capital	—	(2)	—	—
From net realized gains	(67)	(1)	(25,144)	—
Class C
From net investment income	(1)	— (b)	(129)	(217)
Return of capital	—	— (b)	—	—
From net realized gains	(1)	— (b)	(2,002)	—
Class R2
From net investment income	—	—	(108)	(68)
From net realized gains	—	—	(1,504)	—
Class R5
From net investment income	(1)	(1)	(421)	(382)
Return of capital	—	— (b)	—	—
From net realized gains	(1)	— (b)	(3,269)	—
Class R6
From net investment income	(1)	(1)	—	—
Return of capital	—	— (b)	—	—
From net realized gains	(1)	— (b)	—	—
Select Class
From net investment income	(685)	(49)	(14,517)	(28,779)
Return of capital	—	(8)	—	—
From net realized gains	(712)	(2)	(86,771)	—

Total distributions to shareholders	(1,530)	(80)	(136,358)	(33,403)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	33,947	9,728	(654,270)	(118,706)

NET ASSETS:
Change in net assets	35,460	9,948	(589,017)	(50,598)
Beginning of period	9,948	—	1,410,918	1,461,516

End of period	$45,408	$9,948	$821,901	$1,410,918

Accumulated undistributed (distributions in excess of) net investment income	$48	$— (b)	$513	$199

(a)	Commencement of operations was August 31, 2011.
(b)	Amounts rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Core Real Estate Securities Fund			U.S. Real Estate Fund
	Year Ended 12/31/2012	Period Ended 12/31/2011 (a)		Year Ended 12/31/2012	Year Ended 12/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,020	$2,452		$50,721	$56,334
Dividends and distributions reinvested	127	19		25,878	3,672
Cost of shares redeemed	(60)	—		(82,129)	(95,446)

Change in net assets resulting from Class A capital transactions	$1,087	$2,471		$(5,530)	$(35,440)

Class C
Proceeds from shares issued	$—	$50		$3,356	$3,544
Dividends and distributions reinvested	2	—	(b)	1,960	193
Cost of shares redeemed	—	—		(4,322)	(4,706)

Change in net assets resulting from Class C capital transactions	$2	$50		$994	$(969)

Class R2
Proceeds from shares issued	$—	$—		$8,192	$6,064
Dividends and distributions reinvested	—	—		1,568	62
Cost of shares redeemed	—	—		(3,603)	(1,595)

Change in net assets resulting from Class R2 capital transactions	$—	$—		$6,157	$4,531

Class R5
Proceeds from shares issued	$—	$50		$14,883	$7,380
Dividends and distributions reinvested	2	—	(b)	3,689	371
Cost of shares redeemed	—	—		(9,608)	(12,736)

Change in net assets resulting from Class R5 capital transactions	$2	$50		$8,964	$(4,985)

Class R6
Proceeds from shares issued	$—	$50		$—	$—
Dividends and distributions reinvested	2	—	(b)	—	—

Change in net assets resulting from Class R6 capital transactions	$2	$50		$—	$—

Select Class
Proceeds from shares issued	$31,899	$7,048		$214,154	$515,242
Dividends and distributions reinvested	1,334	59		45,411	8,133
Cost of shares redeemed	(379)	—		(924,420)	(605,218)

Change in net assets resulting from Select capital transactions	$32,854	$7,107		$(664,855)	$(81,843)

Total change in net assets resulting from capital transactions	$33,947	$9,728		$(654,270)	$(118,706)

(a)	Commencement of operations was August 31, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Core Real Estate Securities Fund				U.S. Real Estate Fund
	Year Ended 12/31/2012		Period Ended 12/31/2011 (a)		Year Ended 12/31/2012	Year Ended 12/31/2011
SHARE TRANSACTIONS:
Class A
Issued	62		169		2,877	3,508
Reinvested	8		1		1,648	234
Redeemed	(4)		—		(4,723)	(5,985)

Change in Class A Shares	66		170		(198)	(2,243)

Class C
Issued	—		3		193	221
Reinvested	—	(b)	—	(b)	127	13
Redeemed	—		—		(253)	(298)

Change in Class C Shares	—	(b)	3		67	(64)

Class R2
Issued	—		—		465	377
Reinvested	—		—		101	4
Redeemed	—		—		(206)	(99)

Change in Class R2 Shares	—		—		360	282

Class R5
Issued	—		3		862	454
Reinvested	—	(b)	—	(b)	233	24
Redeemed	—		—		(557)	(784)

Change in Class R5 Shares	—	(b)	3		538	(306)

Class R6
Issued	—		3		—	—
Reinvested	—	(b)	—	(b)	—	—

Change in Class R6 Shares	—	(b)	3		—	—

Select Class
Issued	1,984		479		12,368	31,954
Reinvested	82		4		2,853	537
Redeemed	(23)		—		(51,479)	(36,834)

Change in Select Class Shares	2,043		483		(36,258)	(4,343)

(a)	Commencement of operations was August 31, 2011.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Return of capital	Total distributions
U.S. Core Real Estate Securities Fund
Class A
Year Ended December 31, 2012	$14.98	$0.34	(f)	$1.62	$1.96	$(0.29)	$(0.29)		$—	$(0.58)
August 31, 2011(g) through December 31, 2011	15.00	0.35	(f)	(0.23)	0.12	(0.10)	—	(h)	(0.04)	(0.14)

Class C
Year Ended December 31, 2012	15.00	0.25	(f)	1.62	1.87	(0.21)	(0.29)		—	(0.50)
August 31, 2011(g) through December 31, 2011	15.00	0.11	(f)	(0.01)	0.10	(0.06)	—	(h)	(0.04)	(0.10)

Class R5
Year Ended December 31, 2012	15.00	0.41	(f)	1.62	2.03	(0.35)	(0.29)		—	(0.64)
August 31, 2011(g) through December 31, 2011	15.00	0.16	(f)	(0.02)	0.14	(0.10)	—	(h)	(0.04)	(0.14)

Class R6
Year Ended December 31, 2012	15.00	0.42	(f)	1.62	2.04	(0.36)	(0.29)		—	(0.65)
August 31, 2011(g) through December 31, 2011	15.00	0.16	(f)	(0.02)	0.14	(0.10)	—	(h)	(0.04)	(0.14)

Select Class
Year Ended December 31, 2012	15.00	0.41	(f)	1.59	2.00	(0.33)	(0.29)		—	(0.62)
August 31, 2011(g) through December 31, 2011	15.00	0.19	(f)	(0.05)	0.14	(0.10)	—	(h)	(0.04)	(0.14)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2011.
(j)	The net investment income ratios for Class A and Select Class are disproportionate due to the timing of shareholder capital transactions and when the Fund earned income over the period.
(k)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)(e)

$16.36	13.14%	$3,867	1.17%		2.11%		2.33%		74%
14.98	0.83	2,548	1.18	(i)	7.03	(i)(j)	5.74	(i)(k)	8

16.37	12.53	57	1.67		1.56		2.90		74
15.00	0.69	50	1.68	(i)	2.29	(i)	11.12	(i)(k)	8

16.39	13.65	57	0.72		2.52		1.94		74
15.00	1.01	50	0.73	(i)	3.24	(i)	10.27	(i)(k)	8

16.39	13.70	57	0.67		2.57		1.89		74
15.00	1.02	51	0.68	(i)	3.29	(i)	10.22	(i)(k)	8

16.38	13.42	41,370	0.92		2.53		1.91		74
15.00	0.97	7,249	0.93	(i)	3.82	(i)(j)	9.39	(i)(k)	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
U.S. Real Estate Fund
Class A
Year Ended December 31, 2012	$16.16	$0.21	(f)	$2.14	$2.35	$(0.22)	$(2.42)	$—	$(2.64)
Year Ended December 31, 2011	15.55	0.12	(f)	0.80	0.92	(0.31)	—	—	(0.31)
Year Ended December 31, 2010	12.19	0.15	(f)	3.51	3.66	(0.12)	—	(0.18)	(0.30)
Year Ended December 31, 2009	10.12	0.22	(f)	2.11	2.33	(0.22)	—	(0.04)	(0.26)
Year Ended December 31, 2008	17.09	0.30		(6.92)	(6.62)	(0.32)	—	(0.03)	(0.35)

Class C
Year Ended December 31, 2012	15.99	0.12	(f)	2.12	2.24	(0.14)	(2.42)	—	(2.56)
Year Ended December 31, 2011	15.39	0.04	(f)	0.80	0.84	(0.24)	—	—	(0.24)
Year Ended December 31, 2010	12.08	0.08	(f)	3.48	3.56	(0.07)	—	(0.18)	(0.25)
Year Ended December 31, 2009	10.04	0.17	(f)	2.10	2.27	(0.19)	—	(0.04)	(0.23)
Year Ended December 31, 2008	16.99	0.26		(6.91)	(6.65)	(0.27)	—	(0.03)	(0.30)

Class R2
Year Ended December 31, 2012	16.10	0.18	(f)	2.11	2.29	(0.19)	(2.42)	—	(2.61)
Year Ended December 31, 2011	15.50	0.09	(f)	0.80	0.89	(0.29)	—	—	(0.29)
Year Ended December 31, 2010	12.18	0.14	(f)	3.47	3.61	(0.11)	—	(0.18)	(0.29)
Year Ended December 31, 2009	10.12	0.20	(f)	2.11	2.31	(0.21)	—	(0.04)	(0.25)
November 3, 2008(g) through December 31, 2008	11.11	0.13		(1.12)	(0.99)	—	—	—	—

Class R5
Year Ended December 31, 2012	16.22	0.30	(f)	2.14	2.44	(0.29)	(2.42)	—	(2.71)
Year Ended December 31, 2011	15.61	0.19	(f)	0.80	0.99	(0.38)	—	—	(0.38)
Year Ended December 31, 2010	12.23	0.18	(f)	3.56	3.74	(0.18)	—	(0.18)	(0.36)
Year Ended December 31, 2009	10.14	0.27	(f)	2.11	2.38	(0.25)	—	(0.04)	(0.29)
Year Ended December 31, 2008	17.11	0.43		(6.99)	(6.56)	(0.38)	—	(0.03)	(0.41)

Select Class
Year Ended December 31, 2012	16.19	0.24	(f)	2.17	2.41	(0.26)	(2.42)	—	(2.68)
Year Ended December 31, 2011	15.58	0.16	(f)	0.80	0.96	(0.35)	—	—	(0.35)
Year Ended December 31, 2010	12.21	0.19	(f)	3.52	3.71	(0.16)	—	(0.18)	(0.34)
Year Ended December 31, 2009	10.13	0.25	(f)	2.11	2.36	(0.24)	—	(0.04)	(0.28)
Year Ended December 31, 2008	17.10	0.38		(6.97)	(6.59)	(0.35)	—	(0.03)	(0.38)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Due to the ratio being annualized, the ratio may appear disproportionate to other share classes.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$15.87	15.05%	$180,485	1.18%	1.19%		1.35%	60%
16.16	6.02	186,958	1.17	0.72		1.37	67
15.55	30.36	214,760	1.17	1.05		1.29	71
12.19	24.47	197,111	1.18	2.37		1.40	81
10.12	(39.55)	190,173	1.18	1.91		1.29	50

15.67	14.52	14,541	1.68	0.70		1.85	60
15.99	5.50	13,763	1.67	0.23		1.87	67
15.39	29.68	14,244	1.67	0.56		1.79	71
12.08	23.90	10,763	1.68	1.86		1.89	81
10.04	(39.86)	8,477	1.68	1.58		1.79	50

15.78	14.72	11,089	1.43	1.00		1.60	60
16.10	5.81	5,524	1.42	0.55		1.65	67
15.50	29.95	947	1.42	0.97		1.54	71
12.18	24.16	65	1.43	2.12		1.64	81
10.12	(8.91)	45	1.43	8.82	(h)	1.58	50

15.95	15.58	24,137	0.73	1.67		0.90	60
16.22	6.46	15,816	0.72	1.17		0.92	67
15.61	30.94	19,999	0.72	1.34		0.84	71
12.23	25.06	54,102	0.73	2.84		0.94	81
10.14	(39.30)	30,576	0.73	2.75		0.84	50

15.92	15.37	591,649	0.93	1.38		1.09	60
16.19	6.27	1,188,857	0.92	0.97		1.12	67
15.58	30.69	1,211,566	0.92	1.33		1.04	71
12.21	24.81	726,698	0.93	2.58		1.14	81
10.13	(39.41)	314,364	0.93	2.40		1.04	50

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 2 separate funds of the Trusts, (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Security Capital U.S. Core Real Estate Securities Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Non-Diversified
JPMorgan U.S. Real Estate Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM II	Non-Diversified

Security Capital U.S. Core Real Estate Securities Fund (“U.S. Core Real Estate Securities Fund”) commenced operations on August 31, 2011.

The investment objective of the U.S. Core Real Estate Securities Fund is to seek a risk-adjusted total return over the long term by investing primarily in real estate securities.

The investment objective of the JPMorgan U.S. Real Estate Fund (“U.S. Real Estate Fund”) is to seek to provide a high level of current income and long term capital appreciation primarily through investments in real estate securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc., a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The

24	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Core Real Estate Securities Fund

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$28,089	$—	$—	$28,089
Convertible Bond	—	2,799	—	2,799
Corporate Bonds	—	4,873	—	4,873
Preferred Stock	7,343	—	—	7,343
Short-Term Investment Investment Company	2,167	—	—	2,167

Total Investments in Securities	$37,599	$7,672	$—	$45,271

U.S. Real Estate Fund
	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$823,219	$—	$—	$823,219

(a) All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

B. Offering and Organization Costs — Total offering costs of approximately $152,000 for the U.S. Core Real Estate Securities Fund paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
U.S. Core Real Estate Securities Fund	$(35)	$27	$8
U.S. Real Estate Fund	161	630	(791)

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, Security Capital Research & Management Incorporated (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a direct, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The Advisor supervises the investments of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets at an annual rate of 0.60%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

26	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Core Real Estate Securities Fund	0.25%	0.75%	n/a
U.S. Real Estate Fund	0.25	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from the redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
U.S. Core Real Estate Securities Fund	$—	(a)	$—
U.S. Real Estate Fund	20		1

(a)	Amounts round to less than $1,000

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Core Real Estate Securities Fund	0.25%	0.25%	n/a	0.05%	0.25%
U.S. Real Estate Fund	0.25	0.25	0.25%	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by the Funds, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Administrator and Distributor as shareholder servicing agent have each contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
U.S. Core Real Estate Securities Fund	1.18%	1.68%	n/a	0.73%	0.68%	0.93%
U.S. Real Estate Fund	1.18	1.68	1.43%	0.73	n/a	0.93

The expense limitation agreements were in effect for the year ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least April 30, 2013.

For the year ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Core Real Estate Securities Fund	$23	$—	$23	$287
U.S. Real Estate Fund	1,009	644	1,653	379

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2012 were as follows (amounts in thousands):

U.S. Core Real Estate Securities Fund	$4
U.S. Real Estate Fund	26

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended December 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
U.S. Core Real Estate Securities Fund	$52,517	$20,680
U.S. Real Estate Fund	759,285	1,511,254

During the year ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Core Real Estate Securities Fund	$43,502	$2,005	$236	$1,769
U.S. Real Estate Fund	507,686	321,550	6,017	315,533

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to return of capital from investments in real estate investments trusts (U.S. Core Real Estate Securities Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2012 were as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
U.S. Core Real Estate Securities Fund	$1,351	$179	$1,530
U.S. Real Estate Fund	17,668	118,690	136,358

28	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

The tax character of distributions paid during the period ended December 31, 2011 were as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
U.S. Core Real Estate Securities Fund (a)	$57	$13	$10	$80
U.S. Real Estate Fund	33,403	—	—	33,403

(a)	Commencement of operations was August 31, 2011.

As of December 31, 2012, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
U.S. Core Real Estate Securities Fund	$—	$—	$1,769
U.S. Real Estate Fund	—	49,748	315,533

The cumulative timing differences primarily consist of deferred dividends from investments in real estate investment trusts, post-October loss deferrals, return of capital from investments in real estate investment trusts adjustments (U.S. Core Real Estate Securities Fund) and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by each Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by each Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Net capital losses and net specified gains (losses) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2012, the Funds deferred to January 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
U.S. Core Real Estate Securities Fund	$—	$39	$—
U.S. Real Estate Fund	—	1,676	—

During the year ended December 31, 2012, the U.S. Real Estate Fund utilized capital loss carryforwards of approximately $60,150,000.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12 (d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012. Average borrowings from the Facility for, or at any time during the year ended December 31, 2012, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
U.S. Real Estate Fund	$36,355	28	$9

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for U.S. Real Estate Fund.

Additionally, U.S. Core Real Estate Securities Fund and U.S. Real Estate Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Because the Funds may invest a substantial portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The U.S. Core Real Estate Securities Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The U.S. Core Real Estate Securities Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

30	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust II and JPMorgan Trust I and Shareholders of JPMorgan U.S. Real Estate Fund and Security Capital U.S. Core Real Estate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Real Estate Fund (a separate Fund of JPMorgan Trust II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the financial position of Security Capital U.S. Core Real Estate Securities Fund (a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period August 31, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	31

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Chairman effective 2013; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	170	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	170	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Darthmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

32	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding, Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (170 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she will irrevocably waive effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which will end January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	33

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.
Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.
Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.
Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.
Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.
Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.
Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.
Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.
Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).
Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

34	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Core Real Estate Securities Fund
Class A
Actual	$1,000.00	$1,022.80	$5.90	1.16%
Hypothetical	1,000.00	1,019.30	5.89	1.16
Class C
Actual	1,000.00	1,020.30	8.43	1.66
Hypothetical	1,000.00	1,016.79	8.42	1.66
Class R5
Actual	1,000.00	1,025.40	3.67	0.72
Hypothetical	1,000.00	1,021.52	3.66	0.72
Class R6
Actual	1,000.00	1,025.70	3.36	0.66
Hypothetical	1,000.00	1,021.82	3.35	0.66
Select Class
Actual	1,000.00	1,024.50	4.63	0.91
Hypothetical	1,000.00	1,020.56	4.62	0.91

U.S. Real Estate Fund
Class A
Actual	1,000.00	1,010.20	5.96	1.18
Hypothetical	1,000.00	1,019.20	5.99	1.18
Class C
Actual	1,000.00	1,007.10	8.48	1.68
Hypothetical	1,000.00	1,016.69	8.52	1.68
Class R2
Actual	1,000.00	1,008.20	7.22	1.43
Hypothetical	1,000.00	1,017.95	7.25	1.43

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	35

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Real Estate Fund (continued)
Class R5
Actual	$1,000.00	$1,012.10	$3.69	0.73%
Hypothetical	1,000.00	1,021.47	3.71	0.73
Select Class
Actual	1,000.00	1,011.60	4.70	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93

*	Expenses are equal to each Class’ respective annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

36	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that JPMFM and JPMDS have in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of Funds which had a least one full year of performance at the time of review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Funds’ Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to

38	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

assist the Trustees in their review. As part of this review, the Trustees also reviewed the Funds’ performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the U.S. Real Estate Fund’s performance was in the fourth, fourth and fifth quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and in the fourth quintile for Select class shares for each of the one-, three-, and five-year periods ended December 31, 2011, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted the performance of the Security Capital U.S. Core Real Estate Securities Fund since its inception on August 31, 2011 as compared with that of its benchmark index through December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Funds’ advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the U.S. Real Estate Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class Shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Security Capital U.S. Core Real Estate Securities Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN SPECIALTY FUNDS	39

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2012:

Dividend Received Deduction
U.S. Core Real Estate Securities Fund	5.83%

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount, or as finally determined, as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
U.S. Core Real Estate Securities Fund	$179
U.S. Real Estate Fund	118,690

40	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	AN-USRE-1212

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C.
80a-2(a)(19)).

The audit committee financial expert is Mitch Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2012 – $37,100

2011 – $36,600

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2012 – $11,830

2011 – $11,830

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2012 – $9,500

2011 – $9,350

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2011 and 2010, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2012 – Not applicable

2011 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation
S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2012 – 0.0%

2011 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2012 - $31.6 million

2011 - $33.6 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
March 6, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
March 6, 2013